UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 23, 2006
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GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531 (COMMISSION FILE NUMBER)	06-159-7083 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company today disclosed the following information:

The Company has established estimates for its expected results in 2006 with respect to the following items:
2006 Estimate (in thousands)
Daily Vessel Operating Expenses (1)
- Aframax	$5,900
- Suezmax	6,400
General and Administrative Expenses (2)	43,300
Restricted Stock Compensation Expense (2)	9,700
Depreciation and Amortization (3)	41,000
Drydock Costs (4)	16,000

(1) Estimated Daily Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical manager.

(2) Estimated General and Administrative Expenses are based on a budget and may vary, including as a result of actual incentive compensation. Estimated Restricted Stock Compensation Expense is based on grants made through December 21, 2005.

(3) Estimated Depreciation and Amortization are based on the acquisition value of the current fleet and depreciation of drydocking costs.

(4) Estimated Drydocking Costs represent budgeted drydocking expenditures based on estimates given by the Company’s Technical department. Four vessels are currently scheduled for drydocking in 2006: 3 Aframax and 1 Suezmax. The Company estimates that there will be a total of 200 offhire days for 2006.

These amounts are estimates and will vary based on actual results.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this report are increases or decreases in costs and expenses, capital expenditures and employee compensation and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, the Registration Statement on Form S-1, as amended, for our initial public offering (See Registration Statement No. 333-124718) and Reports on Form 10-Q and Form 8-K.

The information set forth under “Item 7.01 Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION

Date: February 23, 2006	By:	/s/ John C. Georgiopoulos
(Registrant)
Title: Chief Administrative Officer

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